Exhibit 99.1
August 2010

Company Information 1 Corporate Contact: Matt Quantz - mquantz@petroquest.com This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and significantly depressed natural gas prices since the middle of 2008, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, including the impact of the oil spill in the Gulf of Mexico on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements. Prior to 2010, the Securities and Exchange Commission generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We have elected not to disclose our probable and possible reserves in our filings with the SEC. We use the terms "unrisked inventory," "gross unrisked reserves," "EUR" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of unrisked inventory, gross unrisked reserves or EUR do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The methodology for estimating unrisked inventory, gross unrisked reserves or EUR may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves. 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com

Corporate Characteristics Historically, the Company has been successful in growing through the drill bit and strategic acquisitions Strong historical drilling success rate - 92% since 1999 Consummated reserve and leasehold acquisitions in four core areas In 2003 began diversifying asset base into resource plays Lowers reserve replacement risk and increases reserve life Provides a more predictable vehicle for reserve and production growth Balanced portfolio combines longer-life development assets with shorter-life strong cash flow generating assets Woodford Shale, Fayetteville Shale and East Texas acreage highly prospective Gulf Coast assets provide cash flow to fund capital investment Historically conservative operator with a track record of drilling within cash flow 2

A History of Consistent Growth(1) Reserves 26% CAGR Production 32% CAGR Cash Flow 82% CAGR Stock price 20% CAGR 3 (1) Beginning in 1999

2010 Operations Overview Capital expenditures budget expected to almost double in 2010 to approximate cash flow ~ 60% of 2010 direct capex allocated to long-life assets Large operated position allows for control of timing of investments Woodford JV closed May 2010 $234.6 million total transaction value No developed reserves or production sold Recent operated Woodford performance 4 wells completed during 4Q09 - average IP rate of 6.5 MMcf/d 3 wells completed during May 2010 - average IP rate of 6.8 MMcf/d 15 gross operated Woodford wells planned for 2010 4 wells completed to date; 2 wells recently completed and in the early stages of flowback 40 MMcfe/d hedged for second half of 2010 at average floor of $5.62 4

Our Properties 5 Gulf Coast Region Arkoma Basin Tulsa East Texas Lafayette Houston 82% Reserves (1) We have grown beyond being solely a Gulf Coast Basin company 18% Reserves (1) (1) As of June 30, 2010

1P Reserves (1) Drilling Locations (2) EAST TEXAS BOSSIER (3) ARKOMA (OKLAHOMA) ARKOMA (ARKANSAS) SOUTH LOUISIANA GULF OF MEXICO Our Portfolio Three separate basins - all poised for growth 6 Three separate basins - all core to PQ Unrisked Inventory (2) Reserves are as of December 31, 2009 (reserves are net and in Bcfe) proforma for Woodford JV Unrisked inventory and locations are as of December 31, 2009 (inventory are net in Bcfe; locations are gross) Assumes 160 acre spacing and 60% of acreage assumed prospective 182 359 1,063 338 43 143 2,128 355 180 1,969 2,200 10 15 4,729 EAST TX ARKOMA South Louisiana Offshore GOM UNCONVENTIONAL PLAYS Gulf Coast CONVENTIONAL PLAYS 30 N/A 74 10 16 24 154 91% Long-Life Reserves Estimated 2010 Production

Arkoma Basin 7 Approximately 45,000(1) net acres in the Woodford Shale Approximately 18,000 net acres in the Fayetteville Shale Current production approximately 36,000 Mcf/day net (1) Woodford JV partner has the right to earn approximately 20,000 net acres

Woodford Shale 8 Recent Activity Current net production of approximately 30 MMcf/d Woodford JV closed May 2010 3 Woodford wells completed in June with average IP of 6.8 MMcf/d 2 Woodford wells recently completed and in the early stages of flowback Expected to have a 3-rig Woodford program by year-end 15 gross operated Woodford wells budgeted for 2010 Approximately 43% of 2010 capital budget allocated to Woodford Continued improvement in IP rates and EURs

Woodford JV Transaction Summary $234.6MM total transaction value $60MM up front payment $28MM in future payments $14MM at November 2011 $14MM dependent upon achievement of certain performance metrics $146.6MM "drilling carry" where JV partner pays 80% of costs for 50% working interest $54MM phase one $92.6MM phase two (upon JV partner's election to participate in phase two) JV Partner receives 24.9 Bcfe of Woodford PUD reserves(1) Right to earn 50% of the Company's interest in undeveloped Woodford acreage 50/50 area of mutual interest (AMI) is formed No developed reserves (and associated production or cash flow) were sold and the Company remains the operator of the assets going forward 9 Reserves as of 12/31/09

Woodford JV Transaction Benefits Further strengthens the Company's liquidity position through current and future cash payments Drilling carry allows for significant acceleration of development plans while keeping capital expenditures aligned with cash flow Provides third party confirmation of the quality of the Company's differentiated operating expertise and Woodford PUD reserves and acreage position Provides for attractive economic development of acreage in a volatile gas price environment Creates option to access Eagleford/Marcellus through promoted structure 75% for 50% carry on leasehold costs $5 million in drilling carry per basin 10

11 Gross Woodford Production (PQ Operated) First Rig Second Rig Third Rig Drilling Operations Suspended Drilling Operations Resumed (1) (1) Second rig expected to commence operations in late 2010 September 2010, with a third rig expected to commence operations in late 2010

12 Wapanucka Limestone Woodford Shale 3D Seismic Based Drilling 8000' 7000' 6000' 9000' Section Line Section Line Section Line 3D Seismic Profile PQ #27 PQ #9 IP - 12.5 MMcfe IP - 2.9 MMcfe

Woodford Decline Curves 13 13 (1) Source: Simmons & Company

Woodford Horizontal Well Economics 14 IRR $/Mcf $/Mcf Capital ($M) Capital ($M) Capital ($M) Capital ($M) Assumptions: Price* $4,000 $5,000 $6,000 IRR % IP Rate - 6.0 MMcfd $4.00 18.9% 10.6% 5.5% IRR % EUR - 5.0 Bcf $4.50 26.9% 16.4% 10.2% IRR % Well Cost - $4.0 to $6.0 MM $5.00 35.6% 22.9% 15.1% IRR % *Henry Hub $5.50 45.1% 30.0% 20.7% IRR % $6.00 55.3% 37.8% 26.8%

Woodford Shale PQ Delivers Top Max Monthly Rate 15 Source: compiled from public domain production data coupled with internal production data on newer PQ wells. Data reported: March 2008 - December 2009 PQ WOODFORD PROGRAM PQ delivered highest maximum monthly initial production rate of any company 15% improvement over next operator. Max Monthly Gas Rate, Mcfd

Woodford Shale - Upside Leverage Woodford Shale - Upside Leverage Woodford Shale - Upside Leverage 16 Pontotac Coal Pittsburg Macintosh Haskell Latimer NFX PQ SM DVN Oklahoma Tulsa Oklahoma City Hughes CLR

Fayetteville Shale 17 Approximately 18,000 net acres Current production approximately 6,000 Mcf/day net 5% of 2010 capital budget allocated to Fayetteville

Fayetteville Shale - Upside Leverage Ticker Fayetteville Acres Acres/EV (1) SWN 857,000 63.1 PQ 18,000 32.3 HK 157,000 19.9 CHK 415,000 16.4 (1) Represents number of acres per million dollars of enterprise value. PQ Fayetteville acres and enterprise values as of August 3, 2010. (1) Represents number of acres per million dollars of enterprise value. PQ Fayetteville acres and enterprise values as of August 3, 2010. (1) Represents number of acres per million dollars of enterprise value. PQ Fayetteville acres and enterprise values as of August 3, 2010. 18 SWN HK SWN SWN Pope Cleburne Stone Van Buren PQ HK CHK CHK

East Texas Anchored by SE Carthage field: 23,900 net acres and avg daily production of 10 MMcf/d Horizontal Cotton Valley program: two wells planned for the second half of 2010 (1st well expected spud in late August) 11% of the 2010 capital budget to East Texas Highly prospective for Haynesville/Bossier; HBP 19

East Texas - Haynesville/Bossier Upside 20 Source: RBC Capital Markets Source: RBC Capital Markets

Near-Term Gulf Coast Drilling Inventory Near-Term Gulf Coast Drilling Inventory 21 Focus near term capital on low cost recompletion opportunities, low risk development projects and select high impact drilling prospects 41% of 2010 capex budget allocated to GOM/GC basin (includes approximately $7mm for P&A work)

2009 Strategy & Results 12/31/08 12/31/09 Capex ($mm) $358 $59 Production (Bcfe) 33.8 34.2 Reserves (Bcfe) 185 179 Revolver Debt ($mm) $130 $29 Debt/Proved Mcfe $1.29 $0.85 22 For 2010 the focus shifts back to operational growth Estimated 2010 Capex: $100 - $110 million ~ 60% of capital budget allocated to long-lived projects Focus for 2009 was building liquidity through reduction of Capex $29 mm of bank debt repaid in 2010 - no revolver borrowings as of June 30, 2010

Arkoma Basin (1) - Strong Growth Metrics 23 (1) Beginning in 2005 - Includes Woodford and Fayetteville 52% CAGR

Summary of Diversification Efforts 24 * Using the SEC's previous reporting methodology, proved reserves would have been 202.2 Bcfe (194% growth; year end 2009 prices of $5.79 per mcf and $79.36 per Bbl) 160% Growth 157% Growth

Comparative Valuation Notes: Company stock prices and estimates are as of 8/03/2010. Analyst cash flow per share estimates per Bloomberg. The analysts' opinions, estimates or forecasts (and therefore the estimates) are theirs alone, are not those of PetroQuest or its management and may not reflect PetroQuest's actual or anticipated results PetroQuest undertakes no obligation to review or confirm analysts' expectations. P/2010E CF Multiple(1) 17.2 5.6 3.2 2.8 11.2 5.4 3.1 5.5 6.9 4.8 5.5 10.3 3.9 7.9 6.7 3.6 P/2011E CF Multiple(1) 8.9 3.7 3.0 2.0 8.8 5.1 2.4 3.8 4.7 4.7 5.3 7.4 3.7 6.5 5.0 3.5 Brigham Exploration Carrizo Oil & Gas Chesapeake Energy Clayton Williams Continental Resources Devon Energy GMX Resources Goodrich Petroleum Petrohawk Energy Newfield Exploration Quicksilver Resources Range Resources Sandridge Energy Southwestern Energy Average PetroQuest Energy Callon Petroleum Energy XXI Mariner Energy McMoran Exploration Plains Exploration Stone Energy W&T Offshore Average PetroQuest Energy Resource Peer Group Gulf Coast Peer Group P/2010E CF Multiple(1) 3.6 4.0 5.1 7.1 4.2 1.4 1.9 3.9 3.6 25 P/2011E CF Multiple(1) 2.9 3.3 3.9 5.7 3.9 1.4 1.8 3.3 3.5

Capital Investment Program - Diversification Reduces Risk 26 $59 million Drilled 82 Wells 2009 2008 $280 million Drilled 150 Wells 2010E $100 - $110 million Drill 70 - 90 Wells

Focused Effort to Fund Drilling with Cash Flow 27 MM$ $88 million liquidity build $/mcfe Net debt is calculated as debt less working capital Discretionary cash flow excludes proceeds from the sale of gathering system Discretionary cash flow excludes proceeds from equity offering 6/30/10 balance sheet and 12/31/09 reserves pro forma for Woodford JV

Hedging Positions Target of hedging 40%-50% of annual production - approximately 50% of the second half of 2010 estimated gas production is hedged (based on mid-point of production guidance) Gas hedging positions (costless collars) 28

Summary and Outlook Assets in place to provide reserve and production growth Operational and cost improvements in the Woodford Expected to have a 3 rig Woodford program by year- end Woodford JV drilling carry allows for significant acceleration of development plans while keeping capital expenditures aligned with cash flow Balance sheet provides flexibility and substantial liquidity Repayment of $130 million of bank debt since August 2009; No borrowings outstanding on $100 million facility Management aligned with shareholders through substantial equity ownership 29

30 Appendix

Appendix - 1

($ in thousands)	2004	2005	2006	2007	2008	2009
Net income (loss)	**$16,348**	**$21,417**	**$23,986**	**$40,619**	**($96,960)**	**($90,190)**
Reconciling items:						
Deferred tax expense (benefit)	8,511	12,477	14,604	23,664	(55,581)	(14,635)
Gain on sale of assets	0	0	0	0	(26,812)	(485)
Depreciation, depletion and amortization	35,435	43,747	85,858	119,969	134,340	84,772
Stock based compensation	0	0	5,651	9,818	9,582	6,328
Ceiling test write down	0	0	0	0	266,156	156,134
Accretion of asset retirement obligation	833	1,253	1,513	923	1,317	1,512
Other	1,732	4,289	1,140	1,187	1,492	913
Discretionary cash flow	**$62,859**	**$83,183**	**$132,752**	**$196,180**	**$233,534**	**$146,801**
Changes in working capital accounts	7,451	(9,993)	(13,130)	33,607	(45,096)	(23,176)
Settlement of asset retirement obligations	0	0	(252)	(6,058)	(19,377)	(1,803)
Net cash flow provided by operating activities	$70,310	$73,190	$119,370	$223,729	$169,061	$121,822

Note: Management believes that discretionary cash flow is relevant and useful information, which is commonly used by analysts, investors and other interested parties in the oil and gas industry as a financial indicator of an oil and gas company's ability to generate cash used to internally fund exploration and development activities and to service debt. Discretionary cash flow is not a measure of financial performance prepared in accordance with generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to net cash flow provided by operating activities. In addition, since discretionary cash flow is not a term defined by GAAP, it might not be comparable to similarly titled measures used by other companies.

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PetroQuest Energy, Inc.

400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ 32